  Exhibit 10.2

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT (this “Agreement”), dated as of March 28, 2019, by and between Flux Power, Inc., a California corporation (the “Company”), and Esenjay Investments, LLC, Cleveland Capital, L.P., and additional parties that join this Agreement as a secured party pursuant to Section 17(k) (each a “Secured Party,” and collectively, the “Secured Parties”), and Esenjay Investments, LLC, in its capacity as the “Collateral Agent” (as defined in Section 1 herein below).

WHEREAS, the Company and Esenjay Investments, LLC (“Esenjay”) executed that certain Guaranty and Security Agreement dated as of March 22, 2018 (“Original Security Agreement”);

WHEREAS, the Company and the Secured Parties entered into an Amended and Restated Credit Facility Agreement dated March 28, 2019 (“Credit Facility Agreement”) to (i) Cleveland Capital, L.P. as an additional lender to the original Credit Facility Agreement dated March 22, 2018, (ii) increase the line of credit (“LOC”) from Five Million Dollars ($5,000,000) to Seven Million Dollars ($7,000,000), (iii) extend the maturity date under the Note (as defined below) from March 31, 2019 to December 31, 2019, and (iv) provide for additional parties to become a “Lender” under the Credit Facility Agreement.

WHEREAS, in connection with the Credit Facility Agreement, the Company issued each Secured Party a secured promissory note (each a “Note” and together “Notes”) evidencing the Company’s obligation to repay the Secured Parties certain funds on the terms and conditions as set forth in the Notes; and

WHEREAS, in order to induce each Secured Party to provide a loan under the Note, the Company has agreed to execute and deliver to the Secured Parties this Agreement for the benefit of the Secured Parties and to grant to it a priority security interest in certain property of the Company to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Notes.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “proceeds”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a) “Collateral” means the collateral in which the Secured Parties are granted a security interest by this Agreement and which shall include the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

(i) All Goods of the Company, including, without limitation, all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Company’s businesses and all improvements thereto (collectively, the “Equipment”); and

(ii) All Inventory of the Company; and

(iii) All of the Company’s contract rights and general intangibles, including, without limitation, all partnership interests, stock or other securities, licenses, distribution and other agreements, computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, deposit accounts, and income tax refunds (collectively, the “General Intangibles”); and

(iv) All Receivables of the Company including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit; and

(v) All of the Company’s documents, instruments and chattel paper, files, records, books of account, business papers, computer programs and the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(iv) above; and

(vi) All intellectual property, including but not limited to the following:

(1) Software Intellectual Property:

a. all software programs (including all source code, object code and all related applications and data files), whether now owned, upgraded, enhanced, licensed or leased or hereafter acquired by the Company, above;

b. all computers and electronic data processing hardware and firmware associated therewith;

c. all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such software, hardware and firmware described in the preceding clauses (a) and (b); and

d. all rights with respect to all of the foregoing, including, without limitation, any and all upgrades, modifications, copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and substitutions, replacements, additions, or model conversions of any of the foregoing.

(2) Copyrights:

a. all copyrights, registrations and applications for registration, issued or filed, including any reissues, extensions or renewals thereof, by or with the United States Copyright Office or any similar office or agency of the United States, any state thereof, or any other country or political subdivision thereof, or otherwise, including, all rights in and to the material constituting the subject matter thereof;

b. any rights in any material which is copyrightable or which is protected by common law, United States copyright laws or similar laws or any law of any State.

(3) Copyright License:

a. any agreement, written or oral, providing for a grant by the Company of any right in any Copyright.

(4) Patents:

a. all letters patent of the United States or any other country or any political subdivision thereof, and all reissues and extensions thereof;

b. all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country or any political subdivision.

(5) Patent License:

a. all agreements, whether written or oral, providing for the grant by the Company of any right to manufacture, use or sell any invention covered by a Patent.

(6) Trademarks:

a. all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof;

b. all reissues, extensions or renewals thereof.

(7) Trademark License:

a. any agreement, written or oral, providing for the grant by the Company of any right to use any Trademark.

(8) Trade Secrets:

a. common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Company (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

(b) “Collateral Agent” means the designated representative of the Secured Parties for purposes of exercising rights of the Secured Parties hereunder with respect to the Collateral and otherwise.

(c) “Company” shall mean, Flux Power, Inc., a California corporation.

(d) “Obligations” means all of the Company’s obligations under this Agreement, the Credit Facility Agreement, and the respective Notes, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

(e) “Permitted Liens” shall mean (a) liens for taxes not yet delinquent or liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established;(b) liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s, materialmen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings for which adequate reserves have been established;(c) liens securing obligations under a capital lease if such liens do not extend to property other than the property leased under such capital lease; (d) liens upon any equipment acquired or held by the Company or any of its subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, so long as such lien extends only to the equipment financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto; (e) leases or subleases and licenses or sublicenses granted in the ordinary course of the Company’s business; and (f) asset based line of credit for short term working capital needs.

(f) “UCC” means the Uniform Commercial Code, as currently in effect in the State of California.

2. Grant of Security Interest. As an inducement for the Secured Parties to lend under their respective Notes and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Company hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Parties, a continuing security interest in, a continuing first lien upon, an unqualified right to possession and disposition of and a right of set-off against, in each case to the fullest extent permitted by law, all of the Company’s right, title and interest of whatsoever kind and nature in and to the Collateral (the “Security Interest”); provided, however, the Secured Parties have agreed that the Security Interest granted pursuant to this Section 2 shall be subordinate to the Permitted Liens.

3. Representations, Warranties, Covenants and Agreements of the Company. The Company represents and warrants to, and covenants and agrees with, the Secured Parties as follows:

(a) The Company has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Company of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. This Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally.

(b) The Company represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located other than the Company’s main facility identified in Section 14 of this Agreement;

(c) The Company is the sole owner of the Collateral (except for non-exclusive licenses granted by the Company in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral. Except for the prior security interest granted in connection with the Original Security Agreement, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Company shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument that is senior to the Security Interest granted under this Agreement.

(d) No part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any Collateral or the Company’s use of any Collateral violates the rights of any third party. There has been no adverse decision to the Company’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Company’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Company, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e) The Company shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth in Section 14 and may not relocate such books of account and records or tangible Collateral unless it delivers to the Collateral Agent at least thirty (30) days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Parties valid, perfected and continuing first priority liens in the Collateral.

(f) This Agreement creates in favor of the Secured Parties a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected security interest in such Collateral. Except for the filing of financing statements on Form-1 under the UCC, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by the Company of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Company or (ii) for the perfection of or exercise by the Collateral Agent of its rights and remedies hereunder.

(g) Promptly upon execution of this Agreement, the Company will deliver to the Collateral Agent one or more executed UCC financing statements on Form UCC-1 in the jurisdiction of California.

(h) The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Company is a party or by which the Company is bound. No consent (including, without limitation, from stock holders or creditors of the Company) is required for the Company to enter into and perform its obligations hereunder.

(i) The Company shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected liens and security interests in the Collateral in favor of the Secured Parties until this Agreement and the Security Interest hereunder shall terminate pursuant to Section 12. The Company hereby agrees to defend the same against any and all persons. The Company shall safeguard and protect all Collateral for the account of the Secured Parties. At the request of the Collateral Agent, the Company will sign and deliver to the Collateral Agent at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Collateral Agent and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Collateral Agent to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Company shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Company shall obtain and furnish to the Collateral Agent from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

(j) The Company will not transfer, pledge, hypothecate, encumber, license (except for any Collateral disposed of in the ordinary course of business), sell or otherwise dispose of any of the Collateral without the prior written consent of the Collateral Agent.

(k) The Company shall keep and preserve its Equipment, Inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(l) The Company shall, within twenty (20) days of obtaining knowledge thereof, advise the Collateral Agent promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties’ security interest therein.

(m) The Company shall promptly execute and deliver to the Collateral Agent such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Collateral Agent may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral.

(n) The Company shall permit the Collateral Agent and its representatives and agents to inspect the Collateral at any time and to make copies of records pertaining to the Collateral as may be requested by the Collateral Agent from time to time.

(o) The Company will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(p) The Company shall promptly notify the Collateral Agent in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Company that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

(q) All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of the Company with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

4. Collateral Agent.

(a) Each Secured Party hereby appoints Esenjay Investments, LLC as Collateral Agent for the benefit of the Secured Parties under this Agreement to serve from the date hereof until the termination of this Agreement.

(b) Each Secured Party hereby irrevocably authorizes Collateral Agent to take such action and to exercise such powers hereunder as provided herein or as requested in writing by the Secured Parties who hold a majority in interest of outstanding principal and interest under the Notes (the “Majority Note Holders”) in accordance with the terms hereof, together with such powers as are reasonably incidental thereto. Collateral Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to request and act in reliance upon the advise of counsel concerning all matters pertaining to its duties hereunder and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance therewith.

(c) Collateral Agent shall not be liable or responsible to any Secured Party or to the Company for any action taken or omitted to be taken by Collateral Agent or any other such person hereunder or under any related agreement, instrument or document, except in the case of gross negligence or willful misconduct on the part of Collateral Agent, nor shall Collateral Agent be liable or responsible for (A) the validity, effectiveness, sufficiency, enforceability or enforcement of the Notes, this Agreement or any instrument or document delivered hereunder or relating hereto; (B) the title of the Company to any of the Collateral or the freedom of any of the Collateral from any prior or other liens or security interests; (C) the determination, verification or enforcement of the Company’s compliance with any of the terms and conditions of this Agreement; (D) the failure by the Company to deliver any instrument or document required to be delivered pursuant to the terms hereof; or (E) the receipt, disbursement, waiver, extension or other handling of payments or proceeds made or received with respect to the Collateral, the servicing of the Collateral or the enforcement or the collection of any amounts owing with respect to the Collateral.

(d) In connection with this Agreement and the transactions contemplated hereby and any related document relating to any of the Collateral, each of the Secured Parties agrees to pay to Collateral Agent, on demand, its pro rata share (based on relative Obligations) of all fees and all expenses incurred in connection with the operation and enforcement of this Agreement, the Notes or any related agreement to the extent that such fees or expenses have not been paid by the Company. In connection with this Agreement and each instrument and document relating to any of the Collateral, each of the Secured Parties (on a pro rata basis based upon the outstanding Obligations owing to the Secured Parties) and the Company hereby agree to hold Collateral Agent harmless, and to indemnify Collateral Agent from and against any and all loss, damage, expense or liability which may be incurred by Collateral Agent under this Agreement and the transactions contemplated hereby and any related agreement or other instrument or document, as the case may be, unless such liability shall be caused by the willful misconduct or gross negligence of Collateral Agent.

5. Defaults. The following events shall be “Events of Default”:

(a) The occurrence of an Event of Default (as defined in the Note) under the Note;

(b) Any representation or warranty of the Company in this Agreement shall prove to have been incorrect in any material respect when made;and

(c) The failure by the Company to observe or perform any of its obligations hereunder for ten (10) days after receipt by the Company of notice of such failure from a Secured Party.

6. Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, the Company shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Collateral Agent for application to the satisfaction of the Obligations.

7. Rights and Remedies Upon Default. Upon occurrence of any Event of Default and at any time thereafter, the Secured Parties shall have the right to exercise all of the remedies conferred hereunder and under the Note, and the Secured Parties shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). The Secured Parties shall have the following rights and powers:

(a) The Collateral Agent shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Company shall assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at the Company’s premises or elsewhere, and make available to the Collateral Agent, without rent, all of the Company’s respective premises and facilities for the purpose of the Collateral Agent taking possession of, removing or putting the Collateral in saleable or disposable form.

(b) The Collateral Agent shall have the right to operate the business of the Company using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Company or right of redemption of the Company, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Parties may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Company, which are hereby waived and released.

8. Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Collateral Agent and/or the Secured Parties in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to the satisfaction of the Obligations to each of the Secured Parties pro rata based on the amount of the unpaid and outstanding Advances made by and due to each of the Secured Party, and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the Company any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Company will be liable for the deficiency, together with interest thereon, at the rate of fifteen percent (15%) per annum (the “Default Rate”), and the reasonable fees of any attorneys employed by the Collateral Agent and/or the Secured Parties to collect such deficiency.

9. Costs and Expenses. The Company agrees to pay all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Collateral Agent. The Company shall also pay all other claims and charges which in the reasonable opinion of the Collateral Agent might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Company will also, upon demand, pay to the Collateral Agent and/or the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Collateral Agent and/or the Secured Parties may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Notes. Until so paid, any fees payable hereunder shall be added to the principal amount of the Note and shall bear interest at the Default Rate.

10. Responsibility for Collateral. The Company assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Company hereunder or under the Notes shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

11. Security Interest Absolute. All rights of the Secured Parties and all Obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Note or any agreement entered into in connection with the foregoing, or any portion hereof or thereof;(b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes or any other agreement entered into in connection with the foregoing;(c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations;(d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Company expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, the Company’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Company waives all right to require the Secured Parties to proceed against any other person or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. The Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

12. Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Notes have been made in full and all other Obligations have been paid or discharged. Upon such termination, the Secured Parties, at the request and at the expense of the Company, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

13. Power of Attorney; Further Assurances.

(a) The Company authorizes the Collateral Agent, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as the Company’s true and lawful attorney-in-fact, with power, in its own name or in the name of the Company, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Collateral Agent;(ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral;(iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral;(iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Collateral Agent, and at the Company’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement, Credit Facility Agreement, and the Notes, all as fully and effectually as the Company might or could do; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

(b) On a continuing basis, the Company will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Collateral Agent, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Collateral Agent the grant or perfection of a security interest in all of the Collateral.

(c) The Company hereby irrevocably appoints the Collateral Agent as the Company’s attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company, for the sole purpose of taking any action and executing any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing of one or more financing or continuation statements, relative to any of the Collateral without the signature of the Company where permitted by law.

14. Notices. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by email or other electronic communication, (iii) if sent by facsimile, upon receipt of proof of sending thereof, (iv) if sent by nationally recognized overnight delivery service (receipt requested), the next business day, or (v) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four (4) days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to the Company:
Flux Power, Inc.
985 Poinsettia Avenue, Suite A
Vista, CA 92081
Telephone: 877-505-3589
rdutt@fluxpwr.com

If to the Secured Parties:                    Esenjay Investments, LLC
Attn: Howard Williams
500 N. Water, Suite 1100S
Corpus Christi, TX 78471
Williams@epc-cc.com

Cleveland Capital, L.P.
Attn: Wade Massad
1250 Linda St. Suite 304
Rocky River, OH 44116

If to the Collateral Agent:                  Esenjay Investments, LLC
Attn: Howard Williams
500 N. Water, Suite 1100S
Corpus Christi, TX 78471
Williams@epc-cc.com

15. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties’ rights and remedies hereunder.

16. Consent to Amendment and Restatement; Effect of Amendment and Restatement. Esenjay, as the original Secured Party under the Original Security Agreement, hereby consents to the amendment and restatement of the Original Security Agreement pursuant to the terms of this Agreement and the amendment or amendment and restatement of the other Loan Documents (as that term is defined in the Credit Facility Agreement). Upon the execution by all parties to this Agreement, the Original Security Agreement shall be amended and restated in its entirety by this Agreement, and the Original Security Agreement shall thereafter be of no further force and effect and shall be deemed replaced and superseded in all respects by this Agreement.

17. Miscellaneous.

(a) No course of dealing between the Company and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby or by the Note or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h) This Agreement shall be construed in accordance with the laws of California, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the California in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any state or federal court sitting in Los Angeles County, California over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such state or federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of California and any objection to an action or proceeding in the State of California on the basis of forum non conveniens.

(i) THE COMPANY AND THE SECURED PARTIES (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE COMPANY AND THE SECURED PARTIES ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE PARTIES TO ENTER INTO THIS AGREEMENT. To the extent the foregoing waiver of a jury trial is held to be unenforceable under applicable California law, the parties hereby agree to refer, for a complete and final adjudication, any and all issues of fact or law involved in any litigation or proceeding (including but not limited to all discovery and law and motion matters, pretrial motions, trial matters and post-trial motions), brought to resolve any dispute between the parties hereto (whether based on contract, tort or otherwise) arising out of or otherwise related to this Agreement to a judicial referee who shall be appointed under a general reference pursuant to California Code of Civil Procedure Section 638, which referee’s decision will stand as the decision of the court. Such judgment will be entered on the referee’s statement of judgment in the same manner as if the action had been tried by the court. The parties shall select a single neutral referee, who shall be a retired state or federal judge with at least five years of judicial experience in civil matters; provided that in the event the parties cannot agree upon a referee, the referee will be appointed by the court.

(j) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(k) Notwithstanding anything to the contrary contained herein, a party may become a “Secured Party” under this Agreement by executing and delivering an additional counterpart signature page to this Agreement and thereafter shall be deemed an “Secured Party” for all purposes hereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Security Agreement to be duly executed on the day and year first above written.

COMPANY

FLUX POWER, INC.,
a California corporation

By:
        Ronald Dutt, Chief Executive Officer

SECURED PARTIES

Esenjay Investments, LLC

By:

___________________________________
Name
___________________________________
Title

Cleveland Capital, L.P.

By:

___________________________________
Name
___________________________________
Title

Signature Page to Amended and Restated Security Agreement

SECURED PARTY* Date:______________ ___________________________________ Name By: ___________________________________ Name ___________________________________ Title

*Pursuant to Section 17(k) of the Amended and Restated Security Agreement dated March 28, 2019.

Signature Page to Amended and Restated Security Agreement